FIRST AMENDMENT TO PARTICIPATION AGREEMENT

     The Participation Agreement, dated as of May 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America (the "Agreement") is hereby amended as follows:

     Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions of the Agreement shall remain in full force and effect.

     Effective Date: August 1, 2000

Franklin Templeton Variable Insurance Products Trust

By:    KAREN L. SKIDMORE
------------------------------------------
Name:  Karen L. Skidmore
Title: Assistant Vice President



Franklin Templeton Distributors, Inc.

By:    PHILIP J. KEARNS
------------------------------------------
Name   Philip J. Kearns
Title: Vice President



Pruco Life Insurance Company

By:    ESTHER H. MILNES
------------------------------------------
Name:  Esther H. Milnes
Title: President



Pruco Life Insurance Company of New Jersey

By:    ESTHER H. MILNES
------------------------------------------
Name:  Esther H. Milnes
Title: President



The Prudential Insurance Company of America

By:    ESTHER H. MILNES
------------------------------------------
Name:  Esther H. Milnes
Title: Vice President

                                                       SCHEDULE D

                                                CONTRACTS OF THE COMPANY

                                   CONTRACT 1                      CONTRACT 2                     CONTRACT 3
----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT           Discovery Select                  Discovery Choice                 Discovery Select
NAME                                                                                          Annuity Contract

REGISTERED (Y/N)           Yes                               Yes                              Yes

REGISTRATION
NUMBER                     333-06701                         333-79201                        333-18117

REPRESENTATIVE FORM        ORD 96639                        VFLX-99; C-ROP-99                ORD 96639 NY
NUMBERS

SEPARATE ACCOUNT           Pruco Life Flexible               Pruco Life Flexible              Pruco Life of New Jersey
NAME/DATE                  Premium Variable                  Premium Variable                 Flexible Premium
ESTABLISHED                Annuity Account / June            Annuity Account / June           Variable Annuity
                           16, 1995                          16, 1995                         Account / May 20, 1996

SEC REGISTRATION           811-07325                         811-07325                        811-07975
NUMBER

PORTFOLIOS AND             Franklin Small Cap Fund           Franklin Small Cap Fund          Franklin Small Cap Fund
CLASSES-ADVISER            Class 2 - Franklin                Class 2 - Franklin               Class 2 - Franklin
                           Advisers, Inc.                    Advisers, Inc.                   Advisers, Inc.

                                                    SCHEDULE D CONT.

                                                CONTRACTS OF THE COMPANY

                              CONTRACT 4                    CONTRACT 5                          CONTRACT 6
----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT           Discovery Choice                  GVUL                             Discovery Premier
NAME                                                                                          Group Retirement
                                                                                              Annuity

REGISTERED (Y/N)           Yes                               Yes                              Yes

SEC REGISTRATION           333-86083                         333-01031                        333-95637
NUMBER

REPRESENTATIVE FORM        VFLX-99-NY; C-ROP-                GL-2000-114                      DC-401-97; NQ-127-96;
NUMBERS                    99-NY                                                              DC-403(B)-97; NQ-401-96;
                                                                                              NQ-401-97; (amendment form
                                                                                              DCA-1-DP)

SEPARATE ACCOUNT           Pruco Life of New Jersey          Prudential Variable              Prudential Discovery
NAME/DATE                  Flexible Premium                  Contract Account GI-2 /          Premier Group Variable
ESTABLISHED                Variable Annuity                  June 24 1988                     Contract Account /
                           Account / May 20, 1996                                             November 9, 1999

SEC REGISTRATION           811-07975                         811- 07545                       811- 09799
NUMBER

                                                    SCHEDULE D CONT.

                                                CONTRACTS OF THE COMPANV

                              CONTRACT 4                       CONTRACT 5                          CONTRACT 6
                                (CONT.)                          (CONT.)                            (CONT.)
----------------------------------------------------------------------------------------------------------------------

PORTFOLIOS AND            Franklin Small Cap Fund            Templeton Global                 Franklin Small Cap Fund
CLASSES-ADVISER           Class 2 - Franklin                 Income Securities Fund           Class I - Franklin
                          Advisers, Inc.                     Class 2 - Franklin               Advisers, Inc.
                                                             Adviser, Inc.
                                                                                              Templeton International
                                                             Templeton Asset                  Securities Fund Class 1 -
                                                             Strategy Fund Class 2 -          Templeton Investment
                                                             Templeton Investment             Counsel, Inc.
                                                             Counsel, Inc.

                                                             Templeton Developing
                                                             Markets Securities Fund
                                                             Class 2 - Templeton
                                                             Asset Management Ltd.

                                                             Templeton International
                                                             Securities Fund
                                                             Class 2 - Templeton
                                                             Investment Counsel, Inc.

                                                             Templeton Growth
                                                             Securities Fund
                                                             Class 2 - Templeton
                                                             Global Advisers Limited

                                                    SCHEDULE D CONT.

                                                CONTRACTS OF THE COMPANY

                                CONTRACT 7                         CONTRACT 8                      CONTRACT 9
----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT          Survivorship Variable              Survivorship Variable            PruSelect III
NAME                      Universal Life                     Universal Life

REGISTERED (Y/N)          Yes                                Yes                              Yes

SEC REGISTRATION          333-94115                          333-94117                        333-85117
NUMBER

REPRESENTATIVE FORM       SVUL-2000-NJ                       SVUL-2000                        CVUL-1999-NY
NUMBERS

SEPARATE ACCOUNT          Pruco Life of New Jersey           Pruco Life Variable              Pruco Life of New Jersey
NAME/DATE                 Variable Appreciable               Universal Account /              Variable Appreciable
ESTABLISHED               Account / January 13,              April 17, 1989                   Account / January 13,
                          1984                                                                1984

SEC REGISTRATION          811-3974                           811-5826                         811-3974
NUMBER

PORTFOLIOS AND            Franklin Small Cap Fund            Franklin Small Cap Fund          Franklin Small Cap Fund
CLASSES-ADVISER           Class 2 - Franklin                 Class 2 - Franklin               Class 2 - Franklin
                          Advisers, Inc.                     Advisers, Inc.                   Advisers, Inc.

                                                    SCHEDULE D CONT.

                                                CONTRACTS OF THE COMPANY

                            CONTRACT 10                    CONTRACT 11                    CONTRACT 12
----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT           PruSelect III
NAME

REGISTERED (YIN)           Yes

SEC REGISTRATION           333-85115
NUMBER

REPRESENTATIVE FORM        CVLTL- 1999
NUMBERS

SEPARATE ACCOUNT           Pruco Life Variable
NAME/DATE                  Universal Account /
ESTABLISHED                April 17, 1989

SEC REGISTRATION           811-5826
NUMBER

PORTFOLIOS AND             Franklin Small Cap Fund
CLASSES-ADVISER            Class 2 - Franklin
                           Advisers, Inc.